                                                                   EXHIBIT 10.1
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                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                                 BIGHUB.COM, INC

                                       AND

                                    INVESTORS





                           DATED AS OF MARCH 16, 2000




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                                TABLE OF CONTENTS

                                                                                          PAGE
1.      INCIDENTAL REGISTRATIONS.............................................................1
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2.      MANDATORY REGISTRATION...............................................................2
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3.      REGISTRATION PROCEDURES..............................................................2
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4.      UNDERWRITTEN OFFERINGS...............................................................6
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        4.1.   Underwriting Agreement........................................................6
        4.2.   Selection of Underwriters.....................................................6

5.      HOLDBACK AGREEMENTS..................................................................6
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6.      PREPARATION; REASONABLE INVESTIGATION................................................7
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7.      INDEMNIFICATION......................................................................7
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        7.1.   Indemnification by the Company................................................7
        7.2.   Indemnification by the Sellers................................................8
        7.3.   Notices of Claims, etc........................................................9
        7.4.   Other Indemnification.........................................................9
        7.5.   Indemnification Payments......................................................9
        7.6.   Other Remedies...............................................................10

8.      DEFINITIONS.........................................................................10
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9.      MISCELLANEOUS.......................................................................11
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        9.1.   Rule 144 etc.................................................................11
        9.2.   Successors, Assigns and Transferees..........................................12
        9.3.   Stock Splits, etc............................................................12
        9.4.   Amendment and Modification...................................................12
        9.5.   Governing Law................................................................12
        9.6.   Invalidity of Provision......................................................12
        9.7.   Notices......................................................................12
        9.8.   Headings; Execution in Counterparts..........................................13
        9.9.   Injunctive Relief............................................................13
        9.10.  Arbitration..................................................................13
        9.11.  Entire Agreement.............................................................14

10.     TERM................................................................................14
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                          REGISTRATION RIGHTS AGREEMENT

       This REGISTRATION RIGHTS AGREEMENT is entered into as of March ___, 2000, by and among BIGHUB.COM, INC, a Florida corporation (the "Company"), with its principal offices located at 2939 Mossrock, Suite 100, San Antonio, Texas 78230, and other undersigned parties, for the purposes of granting registration rights to the holders of Common Stock who exercise a counterpart of this Agreement (the "Investors"). Capitalized terms used herein without definition are defined in
Section 8.

       WHEREAS:

A. In connection with the Stock Purchase Agreement of even date herewith by and between the Company and the Investors (the "Stock Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors (i) shares of its Common Stock (the "Common Stock") and (ii) options (the "Options") to acquire shares of Common Stock (the "Option Shares"); and

B. To induce the Investors to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

      1.      INCIDENTAL REGISTRATIONS

       If the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to a registration on Form S-4 or S-8 or any successor form), and the registration form to be used may be used for the registration of Registrable Securities, it will give written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any such holder received by the Company within 30 days after the giving of such notice by the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition, provided that:

               (a) if such registration shall be in connection with an initial public offering by the Company, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriter for such offering (or, in the case that it is not underwritten, an investment banker), that it is not in the best interests of the Company to include any Registrable Securities in such registration;

               (b) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith); and

               (c) if a registration pursuant to this Section 1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities if any, being sold by the Company, second, the holders of Registrable Securities requested to be included in such registration, pro rata, among all such holders, on the basis of the number of Registrable Securities requested to be included by such holders.

        The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1, provided, that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid directly by such seller under applicable law and provided, further, that underwriting commissions shall be paid pro rata by the sellers in such registration, based on the number of shares of Registrable Securities being sold.

       2.      MANDATORY REGISTRATION

        In the event that the Registrable Securities are excluded from the registration pursuant to Section 1 hereto or the Registrable Securities are not registered pursuant to Section 1 within 180 days following the date hereof, the Company shall prepare, and, as soon as practical but in no event later than 210 days after the date hereof, file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities. The Company shall use its best efforts to have the registration statement declared effective by the SEC as soon as practical, but in no event later than 270 days after the date hereof.

       3.      REGISTRATION PROCEDURES

        If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 1 or Section 2, the Company will promptly:

               (a) in the case of a registration under Section 1, within 120 days after giving the notice to holders of Registrable Securities of its intention to register equity securities, prepare and file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use reasonable efforts to cause such registration statement to become effective as soon as practicable;

               (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six (6) months after such registration statement becomes effective; provided, however that if the filed registration statement is on a Form S-3 or a substantially similar form allowing for incorporation by reference, this period will be extended to no more than one (1) year after such registration statement becomes effective.

               (c) furnish to each seller of Registrable Securities copies of all documents proposed to be filed with the Commission in connection with such registration, which documents will be subject to the review of such counsel and each seller and the Company shall not file any amendment and post-effective amendments or supplement to such registration statement or the prospectus used in connection therewith which any such seller shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

               (e) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

               (f) use reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

               (g) furnish to each seller of Registrable Securities a signed counterpart of (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and (ii) a "comfort" letter (unless such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities.

               (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact, of which the Company has knowledge, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

               (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

               (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

               (l) use reasonable efforts to list such Registrable Securities on Nasdaq or any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on Nasdaq or such securities exchange selected by the Company, if such listing is then permitted under the rules of Nasdaq or such exchange;

               (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

               (n) use its reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

        As a condition to its registration of Registrable Securities of any prospective seller, the Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder true and accurate.

        The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

        By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3(h).

       4.      UNDERWRITTEN OFFERINGS

        4.1    UNDERWRITING AGREEMENT

        If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration under Section 1, the Company shall enter into an underwriting agreement with the underwriters for such offering, which underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation (x) required by law or (y) regarding information which can only be obtained from such holder and is reasonably required by the managing underwriter.

        4.2    SELECTION OF UNDERWRITERS

        If the Company at any time proposes to register any of its securities under the Securities Act for sale pursuant to an underwritten offering, the Company will have the right to select the managing underwriter to administer the offering

       5.      HOLDBACK AGREEMENTS

               (a) If and whenever the Company proposes to register any of its equity securities under the Securities Act (other than on Form S-4 or S-8 or any successor form), including, without limitation pursuant to Section 1 hereof, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to, within 10 days prior to the reasonably anticipated effective date and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the registration statement relating to such registration, except as part of such registration, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Registrable Securities or any securities convertible into or exchangeable or exercisable for Registrable Securities (including, without limitation any Registrable Securities that such holder has or hereafter acquires the power of disposition over) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Registrable Securities, whether any such swap transaction is to be settled by delivery of the Registrable Securities or other securities, in cash or otherwise. In addition, each holder of Registrable Securities agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with a registration of the Company's equity securities under the Securities Act (other than on Form S-4 or S-8 or any successor form), any lock-up letter requested of such holder by such Person.

               (b) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within 10 days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of such registration statement (except as part of such registration or pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, the Company shall use its reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to use its reasonable efforts to cause each such holder to enter into a similar agreement to such effect with the Company.

       6.      PREPARATION; REASONABLE INVESTIGATION

        In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.

       7.      INDEMNIFICATION

        7.1    INDEMNIFICATION BY THE COMPANY

        In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless (a) the seller of such Registrable Securities, (b) the directors, officers, partners, employees, advisors, representatives, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, partner or underwriter against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, directly or indirectly based upon or arising out of (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller, any such underwriter or any such controlling person expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

        7.2    INDEMNIFICATION BY THE SELLERS

        The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1 that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 7.1, the Company, its directors and officers, any underwriter and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the foregoing Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, any underwriter or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The Company and the holders of Registrable Securities hereby acknowledge and agree that for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. The indemnity provided by each seller of Registrable Securities under this Section 7.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

        7.3    NOTICES OF CLAIMS, ETC.

        Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any single counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

        7.4    OTHER INDEMNIFICATION

        Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

        7.5    INDEMNIFICATION PAYMENTS

        Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

        7.6    OTHER REMEDIES

        If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section
7.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 7 if such indemnification were enforceable under applicable law.

       8.      DEFINITIONS

        For purposes of this Agreement, the following terms shall have the following respective meanings:

        "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

        "Board" means the Board of Directors of the Company.

        "Common Stock" means the Company's Common Stock, par value $.001 per share.

        "Commission" means the Securities and Exchange Commission.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

        "NASD" means National Association of Securities Dealers, Inc.

        "Nasdaq" means the Nasdaq National Market.

        "Person" means an individual, corporation, partnership, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Registrable Securities" means the Common Stock and the Option Shares issued upon conversion of those Options which are vested and exercisable on the date hereof and any shares of capital stock issued or issuable with respect to such Option Shares or the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided that nothing herein shall require the registration of the offer or sale of the Options. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they may be sold to the public by the holder thereof in a three month period in accordance with Rule 144 without violating Rule 144(e), (iv) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act of or any similar state law then in force or (v) they shall have ceased to be outstanding.

        "Registration Expenses" means all reasonable expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or Nasdaq, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

       9.      MISCELLANEOUS

        9.1    RULE 144 ETC.

        If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter the commission. Upon the request of any holder of Registrable Securities, the Company will deliver promptly to such holder a written statement as to whether it has complied with such requirements.

        9.2    SUCCESSORS, ASSIGNS AND TRANSFEREES

        This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and provided that an express assignment shall have been made, and a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities that holds at least 150,000 shares of Common Stock (as constituted on the date hereof). Notwithstanding anything herein to the contrary, the assignors of Registrable Securities shall continue to exercise all rights hereunder on behalf of any transferees and the Company shall be entitled to deal exclusively with the assignors and rely on the consent, waiver or any other action by the assignors as the consent, waiver or other action, as the case may be, of any such transferee.

        9.3    STOCK SPLITS, ETC.

        Each holder of Registrable Securities agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering.

        9.4    AMENDMENT AND MODIFICATION

        This Agreement may be amended, modified or supplemented by the Company with the written consent of the holders of a majority of the Registrable Securities.

        9.5    GOVERNING LAW

        This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Texas, without giving effect to the choice of law principles thereof.

        9.6    INVALIDITY OF PROVISION

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

        9.7    NOTICES

        All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax as follows:

        (i)           If to the Company:

                             BigHub.com, Inc.
                             2939 Mossrock, Suite 100
                             San Antonio, Texas  78230
                             Attention:  Frank W. Denny

                      with a copy (which shall not constitute notice) to:

                             Alan Schoenbaum, Esq.
                             Akin, Gump, Strauss, Hauer & Feld, LLP
                             300 Convent, Suite 1500
                             San Antonio, Texas 78205
                             Fax: (210) 224-2035

        (ii) If to Investors, to the address indicated on Schedule A, or at such other address as such each Investor may, from time to time, designate by providing written notice.

All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

        9.8    HEADINGS; EXECUTION IN COUNTERPARTS

        The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

        9.9    INJUNCTIVE RELIEF

        Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

        9.10   ARBITRATION

               (a) Any claim, controversy or dispute between the parties, including, without limitation, any dispute involving any party hereto, or their agents, employees, officers, directors and affiliated agents ("Dispute"), whether at law, in equity or otherwise, shall be resolved by arbitration conducted by a single arbitrator, who shall be engaged in the practice of law. All arbitration proceedings arising from this Agreement shall be governed by the then current rules of the American Arbitration Association ("AAA"), subject to the limitation that the arbitrator shall not have the authority to award punitive damages. The arbitrators award shall be final and binding and may be entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrator, shall be entitled to an award of reasonable attorneys fees and costs. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all Disputes. The laws of the State of Texas shall govern the construction and interpretation of this Agreement, subject to the foregoing provision regarding the Federal Arbitration Act. All arbitration proceedings related to any Dispute shall occur in the City of San Antonio in the State of Texas. It is expressly agreed that either party may seek injunctive relief or specific performance of the obligations hereunder to maintain the status quo during the pendency of any Dispute in an appropriate court of law or equity pending an award in arbitration.

               (b) Subject to the preceding paragraph, and solely for purposes of injunctive relief or specific performance, the parties irrevocably submit to the jurisdiction of any court of the State of Texas.

        9.11   ENTIRE AGREEMENT

        This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

       10.     TERM

        This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the Company and holders of a majority of the Registerable Securities;
(b) the date on which no Registrable Securities remain outstanding; and (c) ten
(10) years from the date of this Agreement.

                           [signature pages to follow]

           [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


        IN WITNESS WHEREOF, this Agreement has been signed and delivered by each of the parties hereto, effective as of the date first written above.


                                 THE COMPANY:

                                 BIGHUB.COM, INC

                                 By:
                                    ------------------------------------------
                                    Chet Howard, Chief Financial Officer


                      [INVESTORS SIGNATURE PAGES TO FOLLOW]

           [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                                    THE INVESTORS:

                                    -------------------------------------------
                                    GERARD R. BERNIER

                                    -------------------------------------------
                                    JOEL SENS

                                    -------------------------------------------
                                    JOHN BANAS

                                    -------------------------------------------
                                    COMER M. ALDEN

                                    -------------------------------------------
                                    BEVERLY ARNOLD

                                    -------------------------------------------
                                    DAN E. BUTT

                                    -------------------------------------------
                                    M. A. DIZDAR

                                    -------------------------------------------
                                    A. BAKER DUNCAN

                                    -------------------------------------------
                                    SALLY W. DUNCAN

                                    -------------------------------------------
                                    LUELLA HARDIE

                                    -------------------------------------------
                                    JANE JACOBS

                                    -------------------------------------------
                                    JOHNNIE JEAN LOVETT

                                    -------------------------------------------
                                    THOMAS LOVETT

                                    -------------------------------------------
                                    MARY MALONE

                                    -------------------------------------------
                                    ELEANOR MORRISON

                                    -------------------------------------------
                                    RICHARD OLDFATHER

                                    -------------------------------------------
                                    DEBORAH QUEBE

                                    -------------------------------------------
                                    JORDAN REESE III

                                    -------------------------------------------
                                    EDDIE W. SPALTON

                                    TRES HOMBRES

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    -------------------------------------------
                                    FRED GRINSTEAD

                                    CLIFTON-NEMEC INVESTMENT FUND, L.P.

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    -------------------------------------------
                                    BARBARA T. GRINNAN

                                    RHOJCOAMT PARTNERSHIP, LTD.

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    -------------------------------------------
                                    PHILIP M. STEVENSON, JR.

                                    CITCAM STOCK

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    HARLON MORSE FENTRESS TRUST

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    DUNCAN-SMITH INVESTMENTS, INC.

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------

                                    RENAISSANCE CAPITAL PARTNERS I

                                    BY: RENAISSANCE CAPITAL GROUP

                                    By:
                                       ----------------------------------------

                                    Name/Title:
                                               --------------------------------